UNITED STATES	OMB APPROVAL
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WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 5, 2006

Golf Trust of America, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-22091	33-0724736
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

10 North Adger’s Wharf, Charleston, SC		29401
(Address of principal executive offices)		(Zip Code)

(843) 723-4653

(Company’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On October 9, 2006, Golf Trust of America, Inc. (the “Company”) issued a press release announcing that on October 5, 2006, the Company had entered into a Letter Agreement (‘the “Letter Agreement”) with Jan H. Loeb and Nauman S. Toor (collectively, the “Director Candidates”) under which, among other things, the Company agreed (i) to increase the number of members of its board of directors to seven, consisting of three Class I directors, the term of which expires at the 2006 Annual Meeting, two Class II directors, the term of which expires at the 2008 Annual Meeting and two Class III directors, the term of which expires at the 2007 Annual Meeting; (ii) to include (and recommend the candidacy of) Mr. Loeb in the board of directors’ slate of three nominees for potential election as Class I directors at the 2006 Annual Meeting and provide Mr. Loeb with substantially the same assistance that the Company provides the other board candidates, and (iii) to nominate (and recommend the candidacy of) Mr. Toor as the only candidate for potential election as an additional Class III director of the Company at the 2006 Annual Meeting to fill the vacancy created by the increase in the number of Class III directors from one to two (and to serve for a term expiring at the 2007 Annual Meeting) and, for purposes of the Company’s proxy solicitation, provide Mr. Toor with substantially the same assistance that the Company provides the other board candidates.

Pursuant to the terms of  the Letter Agreement, the Board Candidates shall not, and each will not authorize or knowingly permit his affiliates and associates to, (i) solicit proxies or engage in a proxy contest with respect to the election of directors or any other proposal to be considered at the 2006 Annual Meeting or present any proposal for consideration at such annual meeting of stockholders, or (ii) encourage any other person or entity to solicit proxies or engage in a proxy contest with respect to the election of directors or any other proposal to be considered at the 2006 Annual Meeting or present any other proposal for consideration at the 2006 Annual Meeting.  In the Letter Agreement, Mr. Loeb also withdrew in its entirety his letter dated August 23, 2006 which provided notice to the Company of Mr. Loeb’s intention to nominate Messrs. Loeb and Toor for election as directors at the 2006 Annual Meeting (in lieu of Messrs. Ream and Wax) and to introduce at the 2006 Annual Meeting certain other matters pertaining to declassifying our board of directors.  The Board Candidates also agreed in the Letter Agreement that they and their affiliates would immediately cease all efforts, direct or indirect, in furtherance of Mr. Loeb’s proposals and any related solicitation, and any other action to obtain or influence control of us, and shall not vote, deliver or otherwise use any proxies heretofore obtained in connection with Mr. Loeb’s proposals.

In addition, the Board Candidates each acknowledged in the Letter Agreement that the Company’s stockholders have previously approved and adopted  the Plan of Liquidation, and that the Company’s board of directors intends to conduct the Company’s operations in a manner consistent with the Plan of Liquidation, unless or until its board of directors and its stockholders approve otherwise.  The Board Candidates also agreed to act in a manner consistent with and in furtherance of the Plan of Liquidation as approved by the Company’s  stockholders, unless or until the Company’s board of directors and its stockholders approve otherwise.  The Letter Agreement provides that despite the restrictions described above, any of the Company’s directors may propose to the Company’s board of directors for its preliminary consideration (subject to approval by the Company’s stockholders) a modification to the Plan of Liquidation.

The Company also agreed, subject to the satisfaction of certain conditions, to reimburse the Director Candidates the reasonable and actually incurred legal fees incurred by the Director Candidates solely in furtherance of concluding the Letter Agreement, the proposed nomination of the Director Candidates and the preparation of the related Schedules 13D, which shall in no event exceed $25,000 in the aggregate.

The foregoing summary of the material terms of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the Letter Agreement, which is filed as Exhibit 10.40 to this Current Report on Form 8-K.

Item 7.01               Regulation FD Disclosure.

On October 9, 2006 the Company issued a press release relating to these matters which is included as Exhibit 99.1 to this filing.  The press release attached hereto as Exhibit 99.1 and the information contained therein shall not be deemed “filed” for the purposes of Section 18 of the Securities Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The press release shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Certain matters discussed in this report and the press release contained as an exhibit hereto  may constitute forward-looking statements within the meaning of the federal securities laws. In particular, when used in this report or the press release, the words or phrases “will likely result,” “are expected to,” “is anticipated,” “the opportunity to,” “plans” or similar expressions are intended to identify “forward- looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results and those presently anticipated or projected.  Such risks and uncertainties include, but are not limited to, industry cyclicality, fluctuations in customer demand and booking patterns, the seasonal nature of the Company’s business, changes in pricing and general economic conditions, the impact of recent unusual weather conditions in Florida, as well as other risks and uncertainties detailed in the Company’s other filings with the Securities and Exchange Commission.  The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made.

The Company does not undertake, and specifically declines any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
10.40	Letter Agreement
99.1	Press Release of Golf Trust of America, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLF TRUST OF AMERICA, INC.
(Company)

October 10, 2006	By:	/s/ W. Bradley Blair, II
W. Bradley Blair, II
President and Chief Executive Officer

EXHIBIT INDEX

Pursuant to Item 601(a)(2) of Regulation S-K, this exhibit index immediately precedes the exhibits.

Exhibit No.	Description
10.40	Letter Agreement
99.1	Press Release of Golf Trust of America, Inc.